EXHIBIT 10.7









                                    WORKING COPY OF
                           CADMUS DEFERRED COMPENSATION PLAN
                          (As Adopted Effective July 1, 1995)

                         As of April 1, 1996 Including:
                       First Amendment dated June 30, 1995
                    Second Amendment dated December 18, 1995
                     Third Amendment dated February 16, 1996

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                               TABLE OF CONTENTS

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                                       ARTICLE I
                                  Definition of Terms

1.1      Accrued Benefit........................................................  1
1.2      Act....................................................................  1
1.3      Active Participant.....................................................  1
1.4      Administrator..........................................................  1
1.5      Affiliate..............................................................  1
1.6      Beneficiary............................................................  1
1.7      Board..................................................................  1
1.8      Code...................................................................  1
1.9      Compensation...........................................................  2
1.10     Deferral Account.......................................................  2
1.11     Deferral Contributions.................................................  2
1.12     Effective Date.........................................................  2
1.13     Eligible Employee......................................................  2
1.14     Employee...............................................................  2
1.15     Employer...............................................................  2
1.16     Fund...................................................................  2
1.17     Inactive Participant...................................................  3
1.18     Participant............................................................  3
1.19     Plan...................................................................  3
1.20     Plan Sponsor...........................................................  3
1.21     Plan Year..............................................................  3
1.22     Trust Agreement........................................................  3
1.23     Trustee................................................................  3
1.24     Valuation Date.........................................................  3
1.25     Valuation Period.......................................................  3


                                      ARTICLE II
                             Eligibility and Participation

2.1      Eligibility............................................................  3
2.2      Annual Election Required for Annual Active Participation...............  3
2.3      Commencement of Active Participation...................................  4
2.4      Termination of Active Participation....................................  4
2.5      Length of Participation................................................  4


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                                      ARTICLE III
                    Deferral Account, Contributions and Adjustments

3.1      Deferral Account.......................................................  4
3.2      Deferral Contributions.................................................  4
3.3      Subtractions from Deferral Account.....................................  5
3.4      Crediting of Deemed Earnings or Loss to Deferral Accounts..............  5
3.5      Equitable Adjustment in Case of Error or Omission......................  5
3.6      Statement of Deferral Account Balance..................................  6


                                      ARTICLE IV
                                        Vesting

4.1      Vesting in Accrued Benefit.............................................  6


                                       ARTICLE V
                                     Death Benefit

5.1      Death after Benefit Commencement.......................................  6
5.2      Death before Benefit Commencement......................................  6
5.3      Beneficiary Designation................................................  6


                                      ARTICLE VI
                                  Payment of Benefits

6.1      Time and Form of Payment...............................................  7
6.2      Benefit Determination and Payment Procedure............................  8
6.3      Payments to Minors and Incompetents....................................  8
6.4      Distribution of Benefit When Distributee Cannot Be Located.............  8
6.5      Claims Procedure.......................................................  8


                                      ARTICLE VII
                                      Withdrawals

7.1      Hardship Withdrawals...................................................  9
7.2      No Other Withdrawals Permitted......................................... 10


                                     ARTICLE VIII
                                        Funding

8.1      Funding................................................................ 10
8.2      Use of Trust........................................................... 11
8.3      Fund Divisions......................................................... 11
8.4      Participant Investment Directions...................................... 11


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                                      ARTICLE IX
                                      Fiduciaries

9.1      Fiduciaries and Duties and Responsibilities............................ 12
9.2      Limitation of Duties and Responsibilities of Fiduciaries............... 13
9.3      Service by Fiduciaries in More Than One Capacity....................... 13
9.4      Allocation or Delegation of Duties and Responsibilities by Fiduciaries. 13
9.5      Assistance and Consultation............................................ 13
9.6      Compensation and Expenses.............................................. 13
9.7      Indemnification........................................................ 13

                                       ARTICLE X
                                  Plan Administrator

10.1     Appointment of Plan Administrator...................................... 13
10.2     Plan Sponsor as Plan Administrator..................................... 13
10.3     Procedure if a Committee............................................... 13
10.4     Action by Majority Vote if a Committee................................. 14
10.5     Appointment of Successors.............................................. 14
10.6     Duties and Responsibilities of Plan Administrator...................... 14
10.7     Power and Authority.................................................... 14
10.8     Availability of Records................................................ 14
10.9     No Action with Respect to Own Benefit.................................. 14

                                      ARTICLE XI
                           Amendment and Termination of Plan

11.1     Amendment or Termination of the Plan................................... 15
11.2     Effect of Employer Merger, Consolidation or Liquidation................ 15

                                      ARTICLE XII
                                     Miscellaneous

12.1     Headings............................................................... 15
12.2     Gender and Number...................................................... 15
12.3     Governing Law.......................................................... 15
12.4     Employment Rights...................................................... 16
12.5     Conclusiveness of Employer Records..................................... 16
12.6     Right to Require Information and Reliance Thereon...................... 16
12.7     Alienation and Assignment.............................................. 16
12.8     Notices and Elections.................................................. 16
12.9     Delegation of Authority................................................ 16
12.10    Service of Process..................................................... 16
12.11    Construction........................................................... 16

                                     ARTICLE XIII
                           Adoption by Additional Employers

13.1     Adoption by Additional Employers....................................... 17
13.2     Termination Events with Respect to Employers Other
         Than the Plan Sponsor.................................................. 17
         Appendix A - List of Available Investment Funds
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         THIS PLAN is adopted as of July 1, 1995 by Cadmus Communications
Corporation, a Virginia corporation (the "Plan Sponsor"), for itself and for other participating employers who may participate in the Plan as provided herein
(collectively or individually hereinafter called the "Employer");

                                      WITNESSETH:

     WHEREAS, the Employer deems it appropriate to provide for the deferral of compensation by certain of its key management and highly compensated employees pursuant to the terms of the Plan in consideration for each such person's future services;

     NOW, THEREFORE, this Plan provides as follows:


                                       ARTICLE I
                                  Definition of Terms

     The following words and terms as used in this Plan shall have the meaning set forth below, unless a different meaning is clearly required by the context:

1.1 "Accrued Benefit": The balance in a Participant's Deferral Account, as adjusted pursuant to the provisions of the Plan.

1.2 "Act": The Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, or the corresponding section of any subsequent legislation which replaces it, and, to the extent not inconsistent therewith, the regulations issued thereunder.

1.3 "Active Participant": A Participant who is an Eligible Employee with an election in force to make Deferral Contributions to the Plan at the time in question.

1.4   "Administrator": The Plan Administrator provided for in ARTICLE X hereof.

1.5 "Affiliate": Any subsidiary, parent, affiliate or other business entity related to the Plan Sponsor by at least eighty percent (80%) ownership (as determined by the Plan Sponsor).

1.6 "Beneficiary": The person or persons designated by a Participant or otherwise entitled pursuant to paragraph 5.3 to receive benefits under the Plan attributable to the Participant after the death of the Participant.

1.7 "Board": The present and any succeeding Board of Directors of the Plan Sponsor, unless such term is used with respect to a particular Employer and its Employees, in which event it shall mean the present and any succeeding Board of Directors of that Employer. Any Executive Committee or other committee of the Board may act on the Board's behalf in any matter pertaining to the Plan where such committee is duly empowered to do so.

1.8 "Code": The Internal Revenue Code of 1986, as the same may be amended from time to time, or the corresponding section of any subsequent Internal Revenue Code, and, to the extent not inconsistent therewith, regulations issued thereunder.






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1.9   "Compensation":

      1.9(a)With respect to all aspects of the Plan other than 1996 Vacation
            Cashout Deferrals, a Participant's incentive pay under the Plan Sponsor's executive compensation plan paid or payable with respect to a Plan Year for personal services rendered to the Employer as an Eligible Employee, including that portion of such compensation which is electively deferred under or contributed to this Plan or any other plan, whether a deferred compensation or cafeteria plan, of the Employer for such Plan Year, but excluding any such compensation deferred or contributed from a prior period, expense reimbursement and allowances, stock option or stock right income and benefits not normally paid in cash to the Participant. This Compensation is sometimes referred to as Incentive Pay Compensation.

      1.9(b)With respect to 1996 Vacation Cashout Deferrals, a Participant's available cashout from the Employer of accrued vacation scheduled to be made on or about April 1, 1996. This Compensation is sometimes referred to as 1996 Vacation Accrual Cashout Compensation.

1.10 "Deferral Account": The bookkeeping account of a Participant attributable to his Deferral Contributions, and any deemed earnings thereon, under the Plan. Separate subdivisions of each Participant's Deferral Account shall be maintained to reflect each Plan Year's Deferral Contributions attributable to Incentive Pay Compensation. A separate subdivision of each Participant's Deferral Account shall be maintained to reflect Deferral Contributions attributable to 1996 Vacation Accrual Cashout Compensation.

1.11  "Deferral  Contributions":  The amount of Compensation  deferred by a Participant pursuant to his election under the Plan.

1.12  "Effective Date":  July 1, 1995.

1.13 "Eligible Employee": An Employee who is covered by the Plan Sponsor's executive compensation plan, unless designated as ineligible for active participation by the Plan Sponsor. The Plan Sponsor in its discretion may from time to time exclude one or more Employees from active participation in the Plan by name or job description or may set pay level or other additional criteria for eligibility for active participation in the Plan.

1.14 "Employee": An individual who is employed in the service of the Employer as a common law employee.

1.15  "Employer":

      1.15(a) With respect to determining active participation in the Plan, Eligible Employees and Compensation, the Plan Sponsor and each Affiliate with one or more employees covered by the Plan Sponsor's executive compensation plan.

      1.15(b) Employment with an Affiliate shall be considered employment with the Employer for all purposes of the Plan other than determining active participation in the Plan, Eligible Employees and Compensation.

1.16  "Fund":

      1.16(a) If a trust fund is established and maintained for the Plan pursuant to a Trust Agreement, that trust fund, which shall consist of the Fund divisions described in paragraph 8.3 and Appendix A to the Plan.

      1.16(b) If a trust fund is not established and maintained for the Plan pursuant to a Trust Agreement, that separate account maintained by the Plan Sponsor to hold and invest contributions to the Plan, which shall consist of the Fund divisions described in paragraph 8.3 and
             Appendix A to the Plan.
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1.17  "Inactive Participant":  A Participant who is not an Active Participant.

1.18 "Participant": An Eligible Employee who elects to participate in the Plan, for so long as he is considered a Participant, as provided in ARTICLE II hereof.

1.19 "Plan": This document as contained herein or duly amended. The plan maintained pursuant hereto shall be known as the "Cadmus Deferred Compensation Plan".

1.20 "Plan Sponsor": Cadmus Communications Corporation, a Virginia corporation, or any successor thereto.

1.21  "Plan Year":  The year commencing on the first day of July of each year.

1.22 "Trust Agreement": The agreement, if any, by and between the Plan Sponsor and the Trustee under which the Fund, if any, is maintained. No such agreement has been entered into as of the Effective Date of the Plan.

1.23 "Trustee": The person(s) serving from time to time as trustee of the Fund pursuant to any trust Agreement.

1.24 "Valuation Date": Each business day (based on the days the underlying investment funds are valued and transactions are effectuated in the applicable financial markets) of the Plan Year (which Valuation Date is sometimes referred to as a "daily" Valuation Date), or such other dates (which must be at least annually) as the Administrator may designate from time to time.

1.25 "Valuation Period": The period from one Valuation Date to and including the next following Valuation Date.


                                      ARTICLE II
                             Eligibility and Participation

2.1 Eligibility. Each Eligible Employee shall be eligible to participate in the Plan by becoming an Active Participant.

2.2   Annual Election Required for Annual Active Participation.

      2.2(a) Active participation in the Plan is available and must be elected on a Plan Year by Plan Year basis. An Eligible Employee may elect to become an Active Participant for a Plan Year by executing a "Deferred Compensation Election" for that Plan Year and timely filing it with the Administrator at such time as the Administrator may require by the 15th day of the sixth month of the Plan Year or, in the case of his commencement of eligibility to participate as provided in clause (ii) of paragraph 2.3, within thirty (30) days after he is first eligible to become an Active Participant for the Plan Year.

      2.2(b) In addition to elections pursuant to subparagraph 2.2(a), an Eligible Employee may elect to become an Active Participant, and an Active Participant may elect to enhance his Deferral Contributions, for the July 1, 1995 through June 30, 1996 Plan Year (the "1995-96 Plan Year") by executing a special "Deferred Compensation Election" known as a "1996 Vacation Cashout Deferred Compensation Election" for that Plan Year and timely filing it with the Administrator at such time as the Administrator may require by the 30th day of December, 1995.





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2.3   Commencement of Active Participation.

      2.3(a) An Eligible Employee shall become an Active Participant for a Plan
             Year as of the following applicable time for which he timely files a Deferred Compensation Election:

            (i)   As of the first day of the Plan Year, or

            (ii) In the case of his first becoming eligible for the Plan Year as of a date after the 15th day of the fifth month of the Plan Year, as of the date he becomes an Eligible Employee.

       2.3(b) In addition to elections pursuant to subparagraph 2.3(a), an Eligible Employee may elect to become an Active Participant for the 1995-96 Plan Year solely with respect to his 1996 Vacation Accrual Cashout Compensation by executing a "1996 Vacation Cashout Deferred Compensation Election" for that Plan Year and timely filing it with the Administrator at such time as the Administrator may require by the 30th day of December, 1995.

2.4 Termination of Active Participation. A Participant who is an Active Participant for a Plan Year shall cease to be an Active Participant for the Plan Year if and when he ceases to be an Eligible Employee during the Plan Year, in which case he may not again become an Active Participant until a subsequent Plan Year. A leave of absence (whether paid or unpaid) shall not be considered cessation of status as an Eligible Employee for this purpose.

2.5 Length of Participation. An Eligible Employee who becomes a Participant shall be or remain a Participant for so long as he is an Eligible Employee with a Deferral Contribution Election in effect or is entitled to future benefits under the terms of the Plan.

                                      ARTICLE III
                    Deferral Account, Contributions and Adjustments

3.1   Deferral Account.

      3.1(a) The Employer shall establish and maintain on its books a Deferral
             Account, and appropriate subdivisions thereof, for each Participant to reflect the Participant's Accrued Benefit under the Plan.

      3.1(b) The balance in the Deferral Account of a Participant shall consist of his Deferral Contributions credited to him under paragraph 3.2, subtractions pursuant to paragraph 3.3 and deemed earnings or loss thereon determined pursuant to paragraph 3.4.

3.2   Deferral Contributions.

      3.2(a) An Active Participant shall elect to make Deferral Contributions with respect to each Plan Year in that amount or percentage of his Compensation equal to all or that portion of his Compensation as is permitted to be contributed and as is specified by him in his Deferred Compensation Election. Deferral Contributions shall be based only on Compensation earned and payable for periods the Deferred Compensation Election is in effect.

      3.2(b) A Participant shall have no unilateral right to change or terminate his election to make Deferral Contributions during a Plan Year once the election filing deadline has passed.

      3.2(c) Each Deferral Contribution is intended to be an elective salary reduction contribution which shall be withheld from a Participant's Compensation otherwise payable to him for a Plan Year.

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      3.2(d) Deferral Contributions made by a Participant for a Valuation Period shall be credited to his Deferral Account as of the date an amount equal to each Deferral Contribution is credited on the accounting records of the Plan as directed by the Administrator, which date shall be no later than the end of the calendar month following the month the Compensation from which such contribution is deducted would otherwise have been paid to him. Notwithstanding the foregoing, if the Participant does not have other compensation from which any taxes required to be withheld with respect to his Deferral Contributions can be withheld or the Participant does not make other arrangements satisfactory to the Administrator for payment of the same, the amount of the Participant's Deferral Contributions credited to his Deferral Account under the Plan may at the direction of the Administrator be reduced by any taxes required to be withheld therefrom and not otherwise provided for.

 3.3 Subtractions from Deferral Account. All distributions (including any withheld income or other taxes) shall be subtracted from a Participant's Deferral Account and the applicable subdivision thereof when made.

3.4   Crediting of Deemed Earnings or Loss to Deferral Accounts.

      3.4(a) As of each Valuation Date, there shall be credited to each Participant's Deferral Account an amount representing deemed earnings or loss on the "valuation balance" of such account for the Valuation Period. A Participant's "valuation balance" is the total of the balance in the account as of the beginning of the Valuation Period, plus that portion, if any, of his Deferral Contributions for the Valuation Period (as determined by the Administrator in its discretion to approximate the portion of the Valuation Period during which such contributions were held in the Fund during the Valuation Period), less distributions from his account during the Valuation Period.

      3.4(b) Such deemed earnings or loss shall be determined as follows:

            (i)   For Valuation  Periods  during which the Fund is maintained  and Plan benefits may be paid therefrom  because the Plan Sponsor or any other
                  Employer is not  insolvent,  such  earnings or loss shall be based on the net investment rate of return or loss of the Fund  division(s) in which the Participant's  Accrued Benefit under the Plan is considered invested for the Valuation  Period,  determined  separately  for each
                  Fund division and the portion of the  Participant's  Accrued  Benefit considered  invested  in  each  such  Fund  division,  based  on  the
                  Participant's  applicable or deemed investment directions pursuant to paragraph  8.4.  The net  investment  rate of  return  or loss  means earnings or loss  (including  valuation  changes)  for the  Valuation
                  Period  of the Fund  compared  to the  aggregate  valuation  balances sharing in those earnings or loss.

            (ii)  For  Valuation  Periods  during which the Fund is not  maintained  or
                  Plan benefits may not be paid  therefrom  because the Plan Sponsor or any other  Employer  is  insolvent,  such  earnings  or loss shall be based on an annual  rate  determined  for each Plan Year and equal to the prime rate of interest  published  in The Wall Street  Journal in effect on the first day of the Plan  Year  containing  the  period in question.  If such  rate is not  published  for any  Plan  Year,  the
                  Administrator  shall  determine  the  annual  rate for such Plan Year with  reference to the average prime lending rate of  NationsBank  of
                  North Carolina, N.A. or its successor,  determined at the end of each
                  Valuation Period, less one percent.

      3.4(c) Notwithstanding the other provisions of this ARTICLE III, whenever the Plan accounting is based on daily Valuation Dates, the valuation adjustments to Participants' accounts shall be effected on such basis and subject to such rules and procedures as the Administrator may determine to reflect daily accounting.

3.5 Equitable Adjustment in Case of Error or Omission. Where an error or omission is discovered in the account of a Participant, the Administrator shall be authorized to make such equitable adjustment as it deems appropriate.

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3.6   Statement of Deferral Account Balance. Within ninety (90) days after the end of each Plan Year and at the date a Participant's Accrued Benefit becomes payable under the Plan, the Administrator shall provide to each Participant (or, if deceased, to his Beneficiary) a statement of the balance as of such date of his Accrued Benefit.

                                      ARTICLE IV
                                        Vesting

4.1 Vesting in Accrued Benefit. A Participant's Accrued Benefit shall be fully vested and non-forfeitable at all times.

                                       ARTICLE V
                                     Death Benefit

5.1 Death after Benefit Commencement. If a Participant dies after his Accrued Benefit has begun to be paid to him, the benefits payable under the Plan after his death shall be the remainder of his Accrued Benefit, if any, payable as provided under the form of payment being made to him at his death. Such benefits shall be paid to his Beneficiary.

5.2 Death before Benefit Commencement. If a Participant dies before his Accrued Benefit has begun to be paid to him, his Accrued Benefit under the Plan shall be paid to his Beneficiary at the time and in the manner described in ARTICLE VI.

5.3   Beneficiary Designation.

      5.3(a) Each Participant shall have the right to notify the Administrator in writing of any designation of a Beneficiary to receive, if alive, benefits under the Plan in the event of his death. Such designation may be changed from time to time by notice in writing to the Administrator.

      5.3(b) If a Participant dies without having designated a Beneficiary, or if the Beneficiary so designated has predeceased the Participant or, except when his Beneficiary is his spouse, cannot be located by the Administrator within one year after the date when the Administrator commenced making a reasonable effort to locate such Beneficiary, then his surviving spouse, or if none, then his descendants, per stirpes, or if none, then the executor or the administrator of his estate shall be deemed to be his Beneficiary.

      5.3(c) Any Beneficiary designation may include multiple, contingent or successive Beneficiaries and may specify the proportionate distribution to each Beneficiary. If a Beneficiary shall survive the Participant, but shall die before the entire benefit payable to such Beneficiary has been distributed, then absent any other provision by the Participant, the unpaid amount of such benefit shall be distributed to the estate of the deceased Beneficiary. If multiple Beneficiaries are designated, absent provisions by the Participant, those named or the survivors of them shall share equally any benefits payable under the Plan. Any Beneficiary, including the Participant's spouse, shall be entitled to disclaim any benefit otherwise payable to him under the Plan.




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                                      ARTICLE VII
                                  Payment of Benefits

6.1 Time and Form of Payment.

      6.1(a) The portion of a Participant's Accrued Benefit attributable to his Deferral Contributions for a Plan Year shall be payable to the Participant at the time and in the manner elected by the Participant or otherwise provided in his Deferred Compensation Election for such Plan Year or herein. The available time and form of payment options are as follows: (i) Time of Payment - The Participant shall have the following election choices:

                  (A) In the first month of the calendar quarter following the calendar quarter of the earlier of the Participant's retirement, disability or other cessation of employment with the Employer.
                  (B) In a specified month and year, which generally must provide for deferral for the lesser of two (2) years or until age sixty-five (65) and must be the first month of a calendar quarter, whether or not the Participant has ceased to be employed by the Employer.
                  (C)   At the later of (A) or (B). (D) At the earlier of (A) or
                        (B).

                  Notwithstanding the foregoing, if the Participant ceases to be an Employee on account of his voluntary resignation or his termination by the Employer and the Participant is neither considered to retire on a "Retirement Date" nor to be "Disabled" for purposes of the Cadmus Pension Plan (as those terms are defined for purposes of the Cadmus Pension Plan, as amended from time to time, which plan is a defined benefit plan maintained by the Plan Sponsor and qualified under
                  Section 401 of the Code), payment of the Participant's entire Accrued Benefit shall be made in the first month of the calendar quarter following the calendar quarter in which the Participant's cessation of employment with the Employer occurs.

             (ii) Form of Payment - The only form of payment available is a lump sum payment. Under this form of payment, the term "lump sum payment" generally means a single payment of the entire or, as applicable, the designated portion of the Accrued Benefit. In the event an Accrued Benefit is to be paid in a lump sum payment and the amount thereof has not been determined, the Administrator is authorized to make one or more interim payments prior to the time the amount of such lump sum payment is finally determined.

                  Notwithstanding the foregoing, separate payment election shall be made with respect to Deferral Contributions attributable to Incentive Pay Compensation for the Plan Year ending June 30, 1996 and to Deferral Contributions attributable to 1996 Vacation Accrual Cashout Compensation.

      6.1(b) If the Participant is deceased, payment of the Participant's entire
             Accrued Benefit shall be made to his Beneficiary in a lump sum payment (as defined in clause (ii) of subparagraph 6.1(a)) in the first month of the calendar quarter following the calendar quarter of the Participant's death.

      6.1(c) Notwithstanding the time and form of benefit payment provisions of subparagraph 6.1(a), in the sole discretion of the Administrator, a Participant's Accrued Benefit may be cashed-out in a lump sum payment (as defined in clause (ii) of subparagraph 6.1(a)) in the first month of the calendar quarter following the calendar quarter in which the Participant ceases to be employed by the Employer if, at the time of cessation of employment, the Participant's Accrued Benefit is not over $10,000.


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6.2   Benefit Determination and Payment Procedure.

      6.2(a) The Administrator shall make all determinations concerning eligibility for benefits under the Plan, the time or terms of payment, and the form or manner of payment to the Participant or, in the event of the death of the Participant, the Participant's Beneficiary. The Administrator shall promptly notify the Employer and, where payments are to be made by the Trustee from the Fund, the Trustee of each such determination that benefit payments are due and provide to the Employer and, where applicable, the Trustee all other information necessary to allow the Employer or the Trustee, as the case may be, to carry out said determination, whereupon the Employer or the Trustee, as the case may be, shall pay such benefits in accordance with the Administrator's determination.

      6.2(b) Benefit payments shall normally be made from the Fund to such payee(s), in such amounts, at such times and in such manner as the Administrator shall from time to time direct; provided, however, that the Employer may advance any payment due subject to a right of reimbursement from the Fund. The payor may reserve such reasonable amount as it shall deem necessary, based upon information provided by the Administrator upon which the payor may rely, to pay any income or other taxes attributable to the payment or required to be withheld from the payment. If any payment is returned unclaimed, the payor shall notify the Administrator and shall dispose of the payment as the Administrator shall direct.

      6.2(c) Benefit payments normally shall be made in cash. However, the benefit payee and the Administrator may mutually agree to make in-kind distributions of assets held in the Fund if the sponsor of the investment fund in question permits such in-kind distributions.

      6.3 Payments to Minors and Incompetents. If a Participant or Beneficiary entitled to receive any benefits hereunder is a minor or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, or is deemed so by the Administrator, benefits will be paid to such person as the Administrator may designate for the benefit of such Participant or Beneficiary. Such payments shall be considered a payment to such Participant or Beneficiary and shall, to the extent made, be deemed a complete discharge of any liability for such payments under the Plan.

      6.4 Distribution of Benefit When Distributee Cannot Be Located. The Administrator shall make all reasonable attempts to determine the identity and/or whereabouts of a Participant or a Participant's spouse entitled to benefits under the Plan, including the mailing by certified mail of a notice to the last known address shown on the Employer's or the Administrator's records. If the Administrator is unable to locate such a person entitled to benefits hereunder, or if there has been no claim made for such benefits, the benefit due such person shall continue to be held under the Plan, subject to any applicable statute of escheats.

6.5   Claims Procedure.

      6.5(a) A Participant or Beneficiary (the "claimant") shall have the right to request any benefit under the Plan by filing a written claim for any such benefit with the Administrator on a form provided by the Administrator for such purpose. The Administrator shall give such claim due consideration and shall either approve or deny it in whole or in part. Within ninety (90) days following receipt of such claim by the Administrator, notice of any approval or denial thereof, in whole or in part, shall be delivered to the claimant or his duly authorized representative or such notice of denial shall be sent by mail to the claimant or his duly authorized representative at the address shown on the claim form or such individual's last known address. The aforesaid ninety (90) day response period may be extended to one hundred eighty (180) days after receipt of the claimant's claim if special circumstances exist and if written notice of the extension to one hundred eighty (180) days indicating the special circumstances involved and the date by which a decision is expected to be made is furnished to the claimant within ninety
            (90) days after receipt of the claimant's claim. Any notice of denial shall be written in a manner calculated to be understood by the claimant and shall: (i) Set forth a specific reason or reasons for the denial, (ii) Make specific reference to the pertinent provisions of the Plan on which any denial of benefits is based,

            (iii) Describe any additional material or information necessary for the claimant to perfect the claim and explain why such material or information is necessary, and
            (iv)  Explain the claim review procedure of subparagraph 6.5(b).

            If a notice of approval or denial is not provided to the claimant within the applicable ninety (90) day or one hundred eighty (180) day period, the claimant's claim shall be considered denied for purposes of the claim review procedure of subparagraph 6.5(b).

      6.5(b) A Participant or Beneficiary whose claim filed pursuant to subparagraph 6.5(a) has been denied, in whole or in part, may, within sixty (60) days following receipt of notice of such denial, or following the expiration of the applicable period provided for in subparagraph 6.5(a) for notifying the claimant of the decision on the claim if no notice of denial is provided, make written application to the Administrator for a review of such claim, which application shall be filed with the Administrator. For purposes of such review, the claimant or his duly authorized representative may review Plan documents pertinent to such claim and may submit to the Administrator written issues and comments respecting such claim. The Administrator may schedule and hold a hearing. The Administrator shall make a full and fair review of any denial of a claim for benefits and issue its decision thereon promptly, but no later than sixty (60) days after receipt by the Administrator of the claimant's request for review, or one hundred twenty (120) days after such receipt if a hearing is to be held or if other special circumstances exist and if written notice of the extension to one hundred twenty (120) days is furnished to the claimant within sixty
             (60) days after the receipt of the claimant's request for a review. Such decision shall be in writing, shall be delivered or mailed by the Administrator to the claimant or his duly authorized representative in the manner prescribed in subparagraph 6.5(a) for notices of approval or denial of claims, and shall:

            (i)   Include specific reasons for the decision,

            (ii) Be written in a manner calculated to be understood by the claimant, and

            (iii) Contain specific references to the pertinent Plan provisions on which the decision is based.

            The Administrator's decision made in good faith shall be final.


                                      ARTICLE VI
                                      Withdrawals

7.1   Hardship Withdrawals.

      7.1(a) In the event of any unforeseeable emergency and upon written request of the Participant (or, if subsequent to his death, his Beneficiary), the Administrator in its sole discretion may direct the payment in one lump sum to the Participant or his Beneficiary of all or any portion of the Participant's Accrued Benefit which the Administrator determines is necessary to alleviate the financial need related to the unforeseeable emergency.

      7.1(b)      For purposes hereof:

      (i) An unforeseeable emergency shall be defined in a manner consistent with the meaning ascribed thereto under Section 457 of the Code as a severe financial hardship to the Participant (or, if subsequent to his death, his Beneficiary) resulting from a sudden and unexpected illness, accident or loss of property due to casualty, or any other similar extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant (or, if subsequent to his death, his Beneficiary).

      (ii) The existence of an unforeseeable emergency shall be determined by the Administrator on the basis of the facts and circumstances of each case, but, in any event, payment may not be made to the extent that the hardship is or may be relieved: (A) Through reimbursement or compensation by insurance or otherwise, (B) By liquidation of the Participant's assets, to the extent such liquidation would not itself cause a severe financial hardship, or
              (C) By cessation of elective deferrals under the Plan.

      (iii) Examples of what are not considered unforeseeable emergencies include the need to send a Participant's child to college or the desire to purchase a home.

7.2 No Other Withdrawals Permitted. No withdrawals or other distributions shall be permitted except as provided in ARTICLE VI or paragraph 7.1.

                                     ARTICLE VIII
                                        Funding

8.1 Funding.

      8.1(a) The undertaking to pay benefits hereunder shall be an unfunded obligation payable solely from the general assets of the Employer and, subject to the claims of the Employer's creditors, from each Employer's portion of the Fund. Deferral Accounts shall be maintained as book reserve accounts on the books of the Employer solely for accounting purposes. The payment obligation hereunder (whether on not payment is made from the Fund) with respect to the Accrued Benefit attributable to Deferral Contributions made from Compensation payable by one Employer shall be the liability of that Employer only, but payment thereof shall be guaranteed by the Plan Sponsor.

      8.1(b) Nothing contained in the Plan or Trust Agreement and no action taken pursuant to the provisions of the Plan or Trust Agreement shall give any Participant or Beneficiary any right, title or interest in any specific asset or assets of the Employer or the Fund at any time or any priority of payment in the event of the Employer's insolvency. To the extent that any person acquires a right to receive payments from the Employer or the Fund under the Plan, such rights shall be no greater than the right of any unsecured general creditor of the Employer.

      8.1(c) Subject to the other provisions of this paragraph, the Plan Sponsor shall make, or cause to be made out of the Fund, the payment of all benefits under the Plan. The Plan Sponsor may require contributions by participating Employers be delivered to the Plan Sponsor at such times (whether before, at or after the time of payment), in such amounts and on such basis as it may from time to time determine in order to defray the costs of benefits under and administration of the Plan.

      8.1(d) The Employer shall pay over Deferral Contributions to the Fund at least monthly or at such other time or times as the Plan Sponsor may direct. 10

8.2   Use of Trust.

      8.2(a) Notwithstanding any provision herein to the contrary, the Plan
             Sponsor may in its sole discretion direct the establishment and holding of assets in the Fund pursuant to a Trust Agreement for the purpose of providing benefits under the Plan.

      8.2(b) The Employers acknowledge that any Trust Agreement, if established, will be established by the Plan Sponsor (who may be referred to as the Trust Sponsor in the Trust Agreement) for the benefit of all participating Employers, that being a participating Employer in the Plan automatically makes the Employer an Employer for purposes of any Trust Agreement (unless the Trust Agreement otherwise provides), and that any Trust Agreement may be amended by appropriate action of the Plan Sponsor (without any action required by the other participating Employers).

8.3   Fund Divisions.

      8.3(a) It is contemplated that the Fund will be held in divisions
             (sometimes referred to as "divisions of the Fund", "Fund divisions" or "investments funds" herein) as hereinafter provided, and each Participant's Accrued Benefit shall be subdivided to reflect its deemed interest in each Fund division.

      8.3(b) The Fund divisions which shall be maintained in the Fund are those regulated investment companies, collective trust funds and/or other pooled investment funds listed from time to time on Appendix A to the Plan, each of which shall be treated as a separate Fund division.

8.4 Participant Investment Directions. The Accrued Benefit of a Participant in the Plan shall be divided or allocated to reflect the amount of each such Participant's deemed interest in each Fund division as hereinafter provided for the purpose of determining the earnings or loss to be credited to his account, but any such direction shall not give the Participant any right, title or interest in any specific asset or assets of the Fund:

      8.4(a) Upon becoming a Participant without a contribution investment direction in force, a Participant may direct that his future Directable Contributions be invested, in whole multiples of the Permitted Direction Percentage (equalling one hundred percent (100%) in the aggregate), in the Available Investment Funds by filing a "contribution investment direction" with the Administrator at such time.

      8.4(b) In accordance with procedures established by the Administrator from time to time:

      (i) Contribution Investment Direction - A Participant may make a "contribution investment direction" by directing that whole multiples of the Permitted Direction Percentage (equalling one hundred percent (100%) in the aggregate) of his future Directable Contributions be invested in the Available Investment Funds. Any such contribution investment direction shall be effected for contributions made after commencement of participation or contributions, as the case may be, and thereafter as of each subsequent Contribution Investment Direction Change Date for which such direction is timely delivered to the Administrator (or its designee); and/or

      (ii) Account Balance Investment Direction - A Participant (or, if deceased, his Beneficiary) may make an "account balance investment direction" by directing that whole multiples of the Permitted Direction Percentage (equalling one hundred percent (100%) in the aggregate) of his Directable Accounts be invested in the Available Investment Funds. Any such account balance investment direction shall be effective as of and for the Account Balance Investment Direction Change Date for which such direction is timely delivered to the Administrator (or its designee).

            The Administrator (or its designee) generally will process investment directions on a current basis after received, but shall not be obligated to process any investment directions on a retroactive basis.

      8.4(c) If or to the extent a Participant (or if deceased, his Beneficiary) has no investment direction in effect, his Directable Contributions and Directable Accounts shall be invested in the Default Fund designated on Appendix A.

      8.4(d) For purposes of this paragraph:

      (i) The term "Account Balance Investment Direction Change Date" means each Valuation Date.

      (ii) The term "Available Investment Funds" means the investment funds listed in Appendix A to the Plan.

      (iii)   The term "Directable Accounts" means the entire Accrued

      Benefit of the Participant.

      (iv) The term "Directable Contributions" means contributions made by the Participant

      (v) The term "Contribution Investment Direction Change Date" means each Valuation Date.

      (vi)    The term "Permitted Direction Percentage" means one percent (1%).

      8.4(e) The Administrator may, on a uniform and non-discriminatory basis from time to time, set or change the advance notice requirement for effecting investment directions, may limit the number of investment direction changes made in a Plan Year, may limit investment directions, if any, which can be made by telephone, and generally may change any of the investment direction procedures.

                                         ARTICLE IX
                                         Fiduciaries

9.1 Fiduciaries and Duties and Responsibilities. Authority to control and manage the operation and administration of the Plan shall be vested in the following persons or entities, who, together with their membership, if any, shall be the fiduciaries under the Plan ("Fiduciaries") with those powers, duties, and responsibilities specifically allocated to them by the
      Plan:

      9.1(a) Plan Administrator - The Plan Administrator in connection with its fiduciary obligations and rights relating to the Plan and the Fund.

      9.1(b) Plan Sponsor - The Plan Sponsor in connection with its fiduciary obligations and rights relating to the Plan and the Fund.

      9.1(c) Trustee - The Trustee, if any, in connection with its fiduciary obligations and rights relating to the Fund.

9.2 Limitation of Duties and Responsibilities of Fiduciaries. The duties and responsibilities, and any liability therefor, of the Fiduciaries provided for in paragraph 9.1 shall be severally limited to the duties and responsibilities specifically allocated to each such Fiduciary in accordance with the terms of the Plan, and there shall be no joint duty, responsibility, or liability among any such groups of Fiduciaries in the control and management of the operation and administration of the Plan.

9.3 Service by Fiduciaries in More Than One Capacity. Any person or group of persons may serve in more than one Fiduciary capacity with respect to the Plan.

9.4 Allocation or Delegation of Duties and Responsibilities by Fiduciaries. By written agreement filed with the Administrator and the Plan Sponsor, any duties and responsibilities of any Fiduciary may be allocated among Fiduciaries or may be delegated to persons other than Fiduciaries. Any written agreement shall specifically set forth the duties and responsibilities so allocated or delegated, shall contain reasonable provisions for termination, and shall be executed by the parties thereto.

9.5 Assistance and Consultation. A Fiduciary, and any delegate named pursuant to paragraph 9.4, may engage agents to assist in its duties and may consult with counsel, who may be counsel for the Employer, with respect to any matter affecting the Plan or its obligations and responsibilities hereunder, or with respect to any action or proceeding affecting the Plan.

9.6 Compensation and Expenses. All compensation and expenses of the Fiduciaries and their agents and counsel shall be paid or reimbursed by the Employer on such basis as the Plan Sponsor shall determine; provided, however, that each person or committeeman serving as a Fiduciary shall serve without compensation for such service unless otherwise determined by the Plan Sponsor or, in the case of the Trustee, unless otherwise provided in the Trust Agreement.

9.7 Indemnification. The Employer, on such basis as the Plan Sponsor shall determine, shall indemnify and hold harmless any individual who is an employee of the Employer or an Affiliate and who is a Fiduciary or a member of a Fiduciary under the Plan and any other individual who is an employee of the Employer or an Affiliate and to whom duties of a Fiduciary are delegated pursuant to paragraph 9.4, to the extent permitted by law, from and against any liability, loss, cost or expense arising from their good faith action or inaction in connection with their responsibilities under the Plan. ARTICLE X Plan Administrator

10.1 Appointment of Plan Administrator. The Plan Sponsor may appoint one or more persons to serve as the Plan Administrator (the "Administrator") for the purpose of carrying out the duties specifically imposed on the Administrator by the Plan and the Code. In the event more than one person is appointed, the persons shall form a committee for the purpose of functioning as the Administrator of the Plan. The person or committeemen serving as Administrator shall serve for indefinite terms at the pleasure of the Plan Sponsor, and may, by thirty (30) days prior written notice to the Plan Sponsor, terminate such appointment. The Plan Sponsor shall inform the Trustee of any such appointment or termination, and the Trustee may assume that any person appointed continues in office until notified of any change.

10.2 Plan Sponsor as Plan Administrator. In the event that no Administrator is appointed or in office pursuant to paragraph 10.1, the Plan Sponsor shall be the Administrator.

10.3 Procedure if a Committee. If the Administrator is a committee, it shall appoint from its members a Chairman and a Secretary. The Secretary shall keep records as may be necessary of the acts and resolutions of such committee and be prepared to furnish reports thereof to the Plan Sponsor and the Trustee. Except as otherwise provided, all instruments executed on behalf of such committee may be executed by its Chairman or Secretary, and the Trustee may assume that such committee, its Chairman or Secretary are the persons who were last designated as such to them in writing by the Plan Sponsor or its Chairman or Secretary.

10.4 Action by Majority Vote if a Committee. If the Administrator is a committee, its action in all matters, questions and decisions shall be determined by a majority vote of its members qualified to act thereon. They may meet informally or take any action without the necessity of meeting as a group.

10.5 Appointment of Successors. Upon the death, resignation or removal of a person serving as, or on a committee which is, the Administrator, the Employer may, but need not, appoint a successor.

10.6 Duties and Responsibilities of Plan Administrator. The Administrator shall have the following duties and responsibilities under the Plan:

      10.6(a) The Administrator shall be responsible for the fulfillment of all relevant reporting and disclosure requirements set forth in the Plan, the Code and the Act the distribution thereof to Participants and their Beneficiaries and the filing thereof with the appropriate governmental officials and agencies.

      10.6(b) The Administrator shall maintain and retain necessary records respecting its administration of the Plan and matters upon which disclosure is required under the Plan, the Code and the Act.

      10.6(c) The Administrator shall make any elections for the Plan required to be made by it under the Plan, the Code and the Act.

      10.6(d) The Administrator is empowered to settle claims against the Plan and to make such equitable adjustments in a Participant's or Beneficiary's rights or entitlements under the Plan as it deems appropriate in the event an error or omission is discovered or claimed in the operation or administration of the Plan.

      10.6(e) The Administrator may construe the Plan, correct defects, supply omissions or reconcile inconsistencies to the extent necessary to effectuate the Plan and such action shall be conclusive.

10.7 Power and Authority. The Administrator is hereby vested with all the power and authority necessary in order to carry out its duties and responsibilities in connection with the administration of the Plan imposed hereunder. For such purpose, the Administrator shall have the power to adopt rules and regulations consistent with the terms of the Plan.

 10.8 Availability of Records. The Employer and the Trustee shall, at the request of the Administrator, make available necessary records or other information they possess which may be required by the Administrator in order to carry out its duties hereunder.

10.9 No Action with Respect to Own Benefit. No Administrator who is a Participant shall take any part as the Administrator in any discretionary action in connection with his participation as an individual. Such action shall be taken by the remaining Administrator, if any, or otherwise by the Plan Sponsor.

                                      ARTICLE XI
                           Amendment and Termination of Plan

11.1 Amendment or Termination of the Plan.

      11.1(a) The Plan may be terminated at any time by the Board. The Plan may be amended in whole or in part from time to time by the Board effective as of any date specified. No amendment or termination shall operate to decrease a Participant's vested Accrued Benefit as of the earlier of the date on which the amendment or termination is approved by the Board or the date on which an instrument of amendment or termination is signed on behalf of the Plan Sponsor. No amendment shall increase the Trustee's duties or obligations or decrease its compensation unless contained in an amendment of, or document expressly pertaining to, the Trust Agreement which includes the Trustee's written consent or for which the Trustee's written consent is separately obtained. Any such termination of or amendment to the Plan may provide for the acceleration of payment of benefits under the Plan to one or more Participants or Beneficiaries. Any such termination of or amendment to the Plan shall be in writing and shall be adopted pursuant to action by the Board (including pursuant to any standing authorization for any officer, director or committee to adopt amendments) in accordance with its applicable procedures, including where applicable by majority vote or consent in writing.

      11.1(b) In addition, and as an alternative, to amendment of the Plan by action of the Board, but subject to the limitations on amendment contained in subparagraph 11.1(a), the Chief Executive Officer of the Plan Sponsor shall be and is hereby authorized to adopt on behalf of the Board and to execute any technical amendment or amendments to the Plan which in the opinion of counsel for the Plan Sponsor are required by law and are deemed advisable by the Chief Executive Officer of the Plan Sponsor and to so adopt and execute any other discretionary amendment or amendments to the Plan which are deemed advisable by the Chief Executive Officer of the Plan Sponsor so long as any such amendments do not, in view of the Chief Executive Officer of the Plan Sponsor, materially increase costs of the Plan to the Employer. 11.1(c) Termination of the Plan shall mean termination of active participation by Participants, but shall not mean immediate payment of all Accrued Benefits unless the Plan Sponsor so directs. On termination of the Plan, the Board of the Plan Sponsor may provide for the acceleration of payment of the Accrued Benefits of all affected Participants on such basis as it may direct.

 11.2 Effect of Employer Merger, Consolidation or Liquidation. Notwithstanding the foregoing provisions of this ARTICLE XI, the merger or liquidation of any Employer into any other Employer or the consolidation of two (2) or more of the Employers shall not cause the Plan to terminate with respect to the merging, liquidating or consolidating Employers, provided that the Plan has been adopted or is continued by and has not terminated with respect to the surviving or continuing Employer.

                                      ARTICLE XII
                                     Miscellaneous

12.1 Headings. The headings in the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

12.2 Gender and Number. In the construction of the Plan, the masculine shall include the feminine or neuter and the singular shall include the plural and vice-versa in all cases where such meanings would be appropriate.

12.3 Governing Law. The Plan and the Fund shall be construed, enforced and administered in accordance with the laws of the Commonwealth of Virginia, and any federal law pre-empting the same. Unless federal law specifically addresses the issue, federal law shall not pre-empt applicable state law preventing an individual or person claiming through him from acquiring property or receiving benefits as a result of the death of a decedent where such individual caused the death. 58

12.4 Employment Rights. Participation in the Plan shall not give any employee the right to be retained in the Employer's employ nor, upon dismissal or upon his voluntary termination of employment, to have any right or interest in the Fund other than as herein provided.

12.5 Conclusiveness of Employer Records. The records of the Employer with respect to age, service, employment history, compensation, absences, illnesses and all other relevant matters shall be conclusive for purposes of the administration of the Plan.

12.6 Right to Require Information and Reliance Thereon. The Plan Sponsor and the Administrator shall have the right to require any Participant, Beneficiary or other person receiving benefit payments to provide it with such information, in writing, and in such form as it may deem necessary to the administration of the Plan and may rely thereon in carrying out its duties hereunder. Any payment to or on behalf of a Participant or Beneficiary in accordance with the provisions of the Plan in good faith reliance upon any such written information provided by a Participant or any other person to whom such payment is made shall be in full satisfaction of all claims by such Participant and his Beneficiary; and any payment to or on behalf of a Beneficiary in accordance with the provisions of the Plan in good faith reliance upon any such written information provided by such Beneficiary or any other person to whom such payment is made shall be in full satisfaction of all claims by such Beneficiary.

12.7 Alienation and Assignment. The interests of each Participant under the Plan are not subject to claims of the Participant's creditors; and neither the Participant, nor his Beneficiary, shall have any right to sell, assign, transfer or otherwise convey the right to receive any payments hereunder or any interest under the Plan, which payments and interest are expressly declared to be non-assignable and non-transferable.

12.8  Notices and Elections.

      12.8(a) Except as provided in subparagraph 12.8(b), all notices required to be given in writing and all elections, consents, applications and the like required to be made in writing, under any provision of the Plan, shall be invalid unless made on such forms as may be provided or approved by the Administrator and, in the case of a notice, election, consent or application by a Participant or Beneficiary, unless executed by the Participant or Beneficiary giving such notice or making such election, consent or application.

      12.8(b) Subject to limitations under applicable provisions of the Code or the Act (such as the requirement that spousal consent be in writing), the Administrator is authorized in its discretion to accept other means for receipt of effective notices, elections, consent and/or application by Participants and/or Beneficiaries, including but not limited to interactive voice systems, on such basis and for such purposes as it determines from time to time.

12.9 Delegation of Authority. Whenever the Plan Sponsor or any Employer is permitted or required to perform any act, such act may be performed by its Chief Executive Officer, its President or its Board of Directors or by any other person duly authorized by any of the foregoing.

12.10 Service of Process. The Administrator shall be the agent for service of process on the Plan.

12.11 Construction. This Plan and the Fund are created for the exclusive benefit of Eligible Employees of the Employer and their Beneficiaries and shall be interpreted and administered in a manner consistent with their being an unfunded deferred compensation plan maintained for a select group of management or highly compensated employees (sometimes referred to as a "top-hat" plan) described in Sections 201(2), 301(a)(3) and 401(a)(1) of the Act. If the fund is maintained pursuant to a Trust Agreement, it is intended to be a grantor trust, of which the Plan Sponsor or, if so provided, the Employer is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code, and shall be construed accordingly.

                                     ARTICLE XIII
                         Participation by Additional Employers

13.1 Adoption by Additional Employers. Any Affiliate with employees covered by the Plan Sponsor's executive compensation plan shall automatically be considered to adopt and participate in the Plan, unless otherwise expressly provided by the Plan Sponsor.

13.2  Termination Events with Respect to Employers Other Than the Plan Sponsor.

      13.2(a) The Plan shall terminate with respect to any Employer other than the Plan Sponsor, and such Employer shall automatically cease to be a participating Employer in the Plan, upon the happening of any of the following events:

            (i) The Employer's ceasing to have employees covered by the Plan Sponsor's executive compensation plan

            (ii)  The Employer's ceasing to be an Affiliate.

            (iii) Action by the Board or Chief Executive Officer of the Plan
                  Sponsor terminating an Employer's participation in the Plan and specifying the date of such termination. Notice of such termination shall be delivered to the Administrator and the former participating Employer.

      13.2(b) Termination of the Plan with respect to any Employer shall mean termination of active participation of the Participants employed by such Employer, but shall not mean immediate payment of all Accrued Benefits with respect to the Employees of such Employer unless the Plan Sponsor so directs. On termination of the Plan with respect to any Employer, the Board of the Plan Sponsor may provide for the acceleration of payment of the Accrued Benefits of all affected Participants of that former participating Employer on such basis as it may direct.


      IN WITNESS WHEREOF, the Plan Sponsor and each other participating Employer, pursuant to the resolution duly adopted by its Board, has caused this Plan to be signed on its behalf by its duly authorized officer or member of its Board of Directors as of this 20 day of June, 1995.


                                         CADMUS COMMUNICATIONS CORPORATION,
                                         Plan Sponsor and participating Employer



                                 By:  C. S. Gillispie, Jr.
                                 --------------------------------------
                                 (SEAL)
                                Its  Chairman & Chief Executive Officer

                           CADMUS DEFERRED COMPENSATION PLAN
                                      Appendix A
                                 (As of April 1, 1996)
                          List of Available Investment Funds


A-1.1 Available  Investment  Funds.  The  Available  Investments  Funds,  each of which shall be  considered  a  separate  Fund  division,  are the  following  regulated investment  companies  and/or  collective  trust funds sponsored by T. Rowe Price
      Associates,  Inc. or any of its affiliates (sometimes referred to as the "T. Rowe
      Price investment funds" or "T. Rowe Price Fund divisions"):

            (i)   T. Rowe Price Prime Reserve Fund  (replacing the T. Rowe Price Stable
            Value Fund).

            (ii)  T. Rowe Price Balanced Fund.

            (iii) T. Rowe Price Equity Index Fund.

            (iv)  T. Rowe Price International Stock Fund.

            (v)   T. Rowe Price Growth Stock Fund.

            (vi)  T. Rowe Price Small-Cap Value Fund.

            (vii) T. Rowe  Price  U.S.  Treasury  Intermediate  Fund  (first  available
            April 1, 1996).

            (viii)      T. Rowe  Price New  Horizons  Fund  (first  available  April 1,
            1996).

A-1.2 Default Fund.  The Default Fund is the T. Rowe Price Balanced Fund.

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